UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): OCTOBER 25, 2006

                               NTL INCORPORATED
            (Exact name of Registrant as specified in its charter)

         DELAWARE              FILE NO. 000-50886             52-3778427
 (State of Incorporation)   (Commission File Number)        (IRS Employer
                                                         Identification No.)

            909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
             (Address of principal executive offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 906-8440

         Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                              TABLE OF CONTENTS

Item 8.01.  Other Events
------------------------
SIGNATURES
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

ITEM 8.01.  OTHER EVENTS

     On October 25, 2006, NTL Incorporated (the "Company") received a letter from The Nasdaq Stock Market stating that, due to the death of the Company's Deputy Chairman, Anthony (Cob) Stenham, the Company had regained compliance with Nasdaq Marketplace Rule 4350 (c)(1), which requires a Nasdaq-listed company to have a majority of independent directors serving on its board of directors.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NTL INCORPORATED


 Date: October 26, 2006                         By:  /s/ Bryan H. Hall
                                                    ---------------------

                                                    Bryan H. Hall
                                                    Secretary